SUB-ITEM 77Q1:

77Q(1)(a)		Amendment No. 2 to the Declaration of Trust
is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 20 to registrant's registration statement filed on July 29, 2005
(Accession No. 0000935069-05-002035)